UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 22, 2015
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On January 22, 2015, we issued a press release announcing publication of the first peer-reviewed proof-of-principle study of a new class of fluorescent alkylphosphocholine analogs for fluorescence-guided glioma surgery in Neurosurgery, the official journal of the Congress of Neurological Surgeons. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
99.1	Press release dated January 22, 2015, entitled “Peer-Reviewed Glioma Surgery Study With Cellectar Biosciences Fluorescence Cancer-Targeting Agents Chosen for the Cover of Neurosurgery”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2015

CELLECTAR BIOSCIENCES, INC.

By:  /s/ Chad J. Kolean

Name: Chad J. Kolean

Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title
99.1	Press release dated January 22, 2015, entitled “Peer-Reviewed Glioma Surgery Study With Cellectar Biosciences Fluorescence Cancer-Targeting Agents Chosen for the Cover of Neurosurgery”